Employee Benefits Expense	12 Months Ended
Dec. 31, 2020
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Employee benefits expense
8.	Employee benefits expense

	2020	2019
	$’000	$’000
Wages and salaries	108,018	57,388
Social security and pension contributions	13,404	8,254
Share-based compensation	9,557	7,966

Total	130,979	73,608

Of the total employee benefits expense, $36,479 thousand (2019:$3,732 thousand) has been recognized in cost of care delivery, $24,540 thousand (2019: $5,676 thousand) in Platform & application expenses, $18,564 thousand (2019: $28,149 thousand) in Research & development expenses, and $34,362 thousand (2019: $26,020 thousand) in Sales, general and administrative expenses.
During 2020, the Group capitalized employee costs of $43,027 thousand (2019: $36,036 thousand) as development costs.

Average Staff numbers

	2020	2019
Engineers	515	670
Sales & marketing	88	108
Finance, HR & legal	146	178
Clinical operations	586	476
Clinicians	773	124

	2,108	1,556